Exhibit 99.1

NEWS RELEASE

Investor Contact: Brian Klaus, VP of Finance, Investor Relations 920-491-7059 Media Contact: Autumn Latimore, Senior Vice President, Public Relations Director 414-278-1860

Associated Reports First Quarter Earnings of $0.27 per share

Earnings per share up 12.5% from a year ago

GREEN BAY, Wis. — April 18, 2013 — Associated Banc-Corp (NASDAQ: ASBC) today reported net income to common shareholders of $46 million, or $0.27 per common share, for the quarter ended March 31, 2013. This compares to net income to common shareholders of $41 million, or $0.24 per common share, for the quarter ended March 31, 2012.

“We are pleased with our solid results this quarter and remain optimistic about our long term prospects,” said President and CEO Philip B. Flynn. “Our mortgage banking business had a very strong quarter and we remain focused on expense management. We continue to execute on our long-term growth strategies with a focus on relationship banking for consumers and businesses, and remain disciplined in our approach to capital deployment through share buybacks and dividend payments.”

HIGHLIGHTS

•	Net income to common shareholders of $46 million, up 11.5% from the prior year period

–	Quarterly earnings were at the highest level since mid-2008

•	Return on Tier 1 common equity for the quarter was 10.1%, compared to 9.2% for the prior year period

•	Loan balances increased by a net $141 million, or 1% during the first quarter and have increased $1.3 billion, or 9% from a year ago

–	Average loan balances increased by $317 million, or 2% from the fourth quarter and have increased $1.1 billion, or 8% from a year ago

–	Total commercial loan balances grew by $190 million, or 2% during the quarter and accounted for the majority of the quarter’s net loan growth

•	Average deposits for the first quarter increased by $2.1 billion, or 14% from a year ago to $17.1 billion

–	Average deposits increased by $496 million, or 3%, from the fourth quarter

•	Credit quality continued to improve with net charge offs, nonaccrual loans, and potential problem loans all declining quarter over quarter

•	During the first quarter, the Company repurchased $30 million, or approximately 2 million shares, of common stock at an average cost of $14.31

•	Capital ratios remain very strong with a Tier 1 common equity ratio of 11.64%

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FIRST QUARTER 2013 FINANCIAL RESULTS

Loans

Average loans of $15.4 billion increased by $317 million, or 2% from the fourth quarter and increased $1.1 billion, or 8%, from the year ago quarter.

Period end first quarter loans of $15.6 billion were up $141 million, or 1%, from $15.4 billion at December 31, 2012 and up $1.3 billion, or 9%, from $14.3 billion a year ago. Commercial and business lending balances increased by $123 million, or 2% from the prior quarter. Commercial real estate lending balances grew by $67 million, or 2% on a linked-quarter basis. The residential mortgage portfolio grew by $91 million, or 3%, during the quarter while the retail portfolio, which includes home equity and installment loan balances, experienced net run-off of $140 million, or 5%, during the quarter.

Deposits

Average deposits of $17.1 billion were up $496 million, or 3%, compared to the fourth quarter and increased by $2.1 billion, or 14%, from the year ago quarter.

Period end first quarter deposits of $17.4 billion were up $481 million, or 3%, compared to fourth quarter levels. The net deposit growth during the quarter was driven by increases of $412 million, or 16%, in interest bearing demand deposits and $319 million, or 5%, in money market deposits. This was mainly offset by a decrease of $306 million in noninterest bearing demand deposit balances.

Net Interest Income and Net Interest Margin

First quarter net interest income of $158 million was 2% lower compared to the prior quarter but up 2% compared to the year-ago quarter. The $4 million decline in interest and fees on loans from the prior quarter is primarily attributable to two less days of accrual during the respective period ($2 million) and $1 million in lower interest recoveries. The fourth quarter of 2012 also included $2 million of interest income received on a tax refund.

First quarter net interest margin was 3.17%, a decrease of 15 basis points from the 3.32% reported in the fourth quarter and a 9 basis point decrease from the 3.26% reported in the third quarter of 2012. The decrease from the fourth quarter of 2012 was mainly due to a 15 basis point decline in loan yields. Both commercial and consumer loan yields saw compression during the period. This compression was partially offset by 6 basis points of liability cost management actions. In addition, the fourth quarter 2012 net interest margin included a 3 basis point benefit related to interest received relating to the tax refund.

Noninterest Income and Expense

Noninterest income for the quarter was $82 million, up $4 million, or 5%, from the fourth quarter. The improvement was primarily due to an increase in mortgage banking income, up $4 million, reflecting continued strong margins and reduced mortgage servicing rights expense.

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Total noninterest expense for the quarter ended March 31, 2013 was $167 million, down $9 million, or 5%, from the fourth quarter. Personnel expense was flat to the prior quarter as lower salary expenses were offset by the seasonal effect of higher payroll taxes. Full-time equivalent (FTE) employee counts were at their lowest levels since mid-2010. Legal and professional expense decreased $3 million from the previous quarter, mainly reflecting lower professional fees relating to Bank Secrecy Act expenditures. Occupancy expenses were down $2 million from the previous quarter, primarily from branch consolidation benefits. In addition, losses other than loans were $3 million lower than the fourth quarter.

Credit

The Company reported another quarter of improving credit quality with nonaccrual loans down 11%, to $225 million compared to the fourth quarter, and down 31% from a year ago. The ratio of nonaccrual loans to total loans now stands at 1.45% and has improved for the 12th consecutive quarter.

Net charge offs of $14 million for the first quarter were down $6 million from the fourth quarter, and were $7 million lower than a year ago.

First quarter provision for loan losses was $4 million compared to $3 million in the fourth quarter 2012. The Company’s allowance for loan losses was $287 million, representing an allowance equal to 1.84% of loans and representing a coverage ratio of over 127% of nonaccrual loans at March 31, 2013.

Capital Ratios

The Company’s capital position remains very strong, with a Tier 1 common equity ratio of 11.64% at March 31, 2013. The Company’s capital ratios continue to be well in excess of both current and proposed “well-capitalized” regulatory benchmarks.

FIRST QUARTER 2013 EARNINGS RELEASE CONFERENCE CALL

The Company will host a conference call for investors and analysts at 4:00 p.m. Central Time (CT) today, April 18, 2013. Interested parties can listen to the call live on the Internet through the investor relations section of the company’s website, http://investor.associatedbank.com or by dialing 888-317-6016. The slide presentation for the call will be available on the company’s website just prior to the call. The number for international callers is 412-317-6016. Participants should ask the operator for the Associated Banc-Corp first quarter 2013 earnings call.

An audio archive of the webcast will be available on the company’s website at http://investor.associatedbank.com. A telephone replay will be available one hour after the completion of the call through 8:00 a.m. CT on May 20, 2013, by dialing 877-344-7529 and entering the conference ID number 10027203. The replay number for international callers is 412-317-0088.

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ABOUT ASSOCIATED BANC-CORP

Associated Banc-Corp (NASDAQ: ASBC) has total assets of $23 billion and is one of the top 50, publicly traded, U.S. bank holding companies. Headquartered in Green Bay, Wis., Associated is a leading Midwest banking franchise, offering a full range of financial products and services through approximately 240 banking locations serving more than 150 communities throughout Wisconsin, Illinois and Minnesota, and commercial financial services in Indiana, Michigan, Missouri, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

FORWARD LOOKING STATEMENTS

Statements made in this document which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference.

# # #

Consolidated Balance Sheets (Unaudited)

Associated Banc-Corp

(in thousands)	March 31, 2013	December 31, 2012	Seql Qtr $ Change	September 30, 2012	June 30, 2012	March 31, 2012	Comp Qtr $ Change
Assets
Cash and due from banks	$336,247	$563,304	$(227,057)	$419,529	$414,760	$360,728	$(24,481)
Interest-bearing deposits in other financial institutions	82,555	147,434	(64,879)	531,303	180,050	344,148	(261,593)
Federal funds sold and securities purchased under agreements to resell	8,600	27,135	(18,535)	2,460	3,800	7,100	1,500
Securities held to maturity, at amortized cost	54,123	39,877	14,246	21,852	—	—	54,123
Securities available for sale, at fair value	4,950,317	4,926,758	23,559	4,496,198	4,521,436	4,669,100	281,217
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	152,490	166,774	(14,284)	166,100	176,041	177,808	(25,318)
Loans held for sale	173,389	261,410	(88,021)	157,093	157,481	196,570	(23,181)
Loans	15,551,562	15,411,022	140,540	14,966,214	14,698,902	14,253,725	1,297,837
Allowance for loan losses	(286,923)	(297,409)	10,486	(315,150)	(332,658)	(356,298)	69,375

Loans, net	15,264,639	15,113,613	151,026	14,651,064	14,366,244	13,897,427	1,367,212
Premises and equipment, net	254,674	253,958	716	238,756	225,245	225,164	29,510
Goodwill	929,168	929,168	—	929,168	929,168	929,168	—
Other intangible assets, net	66,294	61,176	5,118	61,294	64,812	68,374	(2,080)
Trading assets	65,014	70,711	(5,697)	76,159	73,484	69,081	(4,067)
Other assets	940,258	926,417	13,841	987,378	968,579	969,002	(28,744)

Total assets	$23,277,768	23,487,735	$(209,967)	$22,738,354	$22,081,100	$21,913,670	$1,364,098

Liabilities and Stockholders’ Equity
Noninterest-bearing demand deposits	$4,453,109	4,759,556	$(306,447)	$4,320,437	$3,874,429	$3,989,156	$463,953
Interest-bearing deposits	12,968,185	12,180,309	787,876	12,130,155	11,232,442	11,664,220	1,303,965

Total deposits	17,421,294	16,939,865	481,429	16,450,592	15,106,871	15,653,376	1,767,918
Federal funds purchased and securities sold under agreements to repurchase	730,855	750,455	(19,600)	1,138,027	1,253,270	1,236,219	(505,364)
Other short-term funding	1,038,697	1,576,484	(537,787)	615,258	1,400,000	700,000	338,697
Long-term funding	915,063	1,015,346	(100,283)	1,305,422	1,150,729	1,176,736	(261,673)
Trading liabilities	70,236	76,343	(6,107)	82,861	80,107	75,130	(4,894)
Accrued expenses and other liabilities	165,358	192,843	(27,485)	195,742	180,502	171,336	(5,978)

Total liabilities	20,341,503	20,551,336	(209,833)	19,787,902	19,171,479	19,012,797	1,328,706
Stockholders’ Equity
Preferred equity	63,272	63,272	—	63,272	63,272	63,272	—
Common stock	1,750	1,750	—	1,750	1,750	1,750	—
Surplus	1,605,966	1,602,136	3,830	1,599,070	1,594,995	1,590,336	15,630
Retained earnings	1,297,692	1,281,811	15,881	1,250,189	1,213,735	1,181,247	116,445
Accumulated other comprehensive income	42,991	48,603	(5,612)	67,303	66,579	65,278	(22,287)
Treasury stock	(75,406)	(61,173)	(14,233)	(31,132)	(30,710)	(1,010)	(74,396)

Total stockholders’ equity	2,936,265	2,936,399	(134)	2,950,452	2,909,621	2,900,873	35,392

Total liabilities and stockholders’ equity	$23,277,768	23,487,735	$(209,967)	$22,738,354	$22,081,100	$21,913,670	$1,364,098

Consolidated Statements of Income (Unaudited)

Associated Banc-Corp

	For The Three Months Ended March 31,		Quarter
(in thousands, except per share amounts)	2013	2012	$ Change	% Change
Interest Income
Interest and fees on loans	$145,527	$149,023	$(3,496)	(2.3%)
Interest and dividends on investment securities:
Taxable	21,613	23,029	(1,416)	(6.1%)
Tax-exempt	6,965	7,274	(309)	(4.2%)
Other interest	1,247	1,247	—	0.0%

Total interest income	175,352	180,573	(5,221)	(2.9%)
Interest Expense
Interest on deposits	8,541	12,036	(3,495)	(29.0%)
Interest on Federal funds purchased and securities sold under agreements to repurchase	410	767	(357)	(46.5%)
Interest on other short-term funding	332	1,056	(724)	(68.6%)
Interest on long-term funding	8,416	12,046	(3,630)	(30.1%)

Total interest expense	17,699	25,905	(8,206)	(31.7%)

Net Interest Income	157,653	154,668	2,985	1.9%
Provision for loan losses	4,000	—	4,000	N/M

Net interest income after provision for loan losses	153,653	154,668	(1,015)	(0.7%)
Noninterest Income
Trust service fees	10,910	9,787	1,123	11.5%
Service charges on deposit accounts	16,829	18,042	(1,213)	(6.7%)
Card-based and other nondeposit fees	11,950	10,879	1,071	9.8%
Insurance commissions	11,763	11,590	173	1.5%
Brokerage and annuity commissions	3,516	4,127	(611)	(14.8%)

Total core fee-based revenue	54,968	54,425	543	1.0%
Mortgage banking, net	17,765	17,654	111	0.6%
Capital market fees, net	2,583	3,716	(1,133)	(30.5%)
Bank owned life insurance income	2,970	4,292	(1,322)	(30.8%)
Asset gains (losses), net	836	(3,594)	4,430	(123.3%)
Investment securities gains, net	300	40	260	N/M
Other	2,578	1,913	665	34.8%

Total noninterest income	82,000	78,446	3,554	4.5%
Noninterest Expense
Personnel expense	97,907	94,281	3,626	3.8%
Occupancy	15,662	15,179	483	3.2%
Equipment	6,167	5,468	699	12.8%
Data processing	11,508	9,516	1,992	20.9%
Business development and advertising	4,537	5,381	(844)	(15.7%)
Other intangible amortization	1,011	1,049	(38)	(3.6%)
Loan expense	3,284	2,910	374	12.9%
Legal and professional fees	5,345	9,715	(4,370)	(45.0%)
Losses other than loans	(316)	3,550	(3,866)	(108.9%)
Foreclosure/OREO expense	2,422	3,362	(940)	(28.0%)
FDIC expense	5,432	4,870	562	11.5%
Other	13,956	14,481	(525)	(3.6%)

Total noninterest expense	166,915	169,762	(2,847)	(1.7%)

Income before income taxes	68,738	63,352	5,386	8.5%
Income tax expense	21,350	20,719	631	3.0%

Net income	47,388	42,633	4,755	11.2%
Preferred stock dividends and discount	1,300	1,300	—	0.0%

Net income available to common equity	$46,088	$41,333	$4,755	11.5%

Earnings Per Common Share:
Basic	$0.27	$0.24	$0.03	12.5%
Diluted	$0.27	$0.24	$0.03	12.5%
Average Common Shares Outstanding:
Basic	168,234	173,846	(5,612)	(3.2%)
Diluted	168,404	173,848	(5,444)	(3.1%)

N/M = Not meaningful.

Consolidated Statements of Income (Unaudited) - Quarterly Trend

Associated Banc-Corp

			Sequential Qtr					Comparable Qtr
(in thousands, except per share amounts)	1Q13	4Q12	$ Change	% Change	3Q12	2Q12	1Q12	$ Change	% Change
Interest Income
Interest and fees on loans	$145,527	$150,107	$(4,580)	(3.1%)	$149,647	$147,188	$149,023	$(3,496)	(2.3%)
Interest and dividends on investment securities:
Taxable	21,613	20,368	1,245	6.1%	20,548	23,000	23,029	(1,416)	(6.1%)
Tax-exempt	6,965	7,119	(154)	(2.2%)	7,127	7,135	7,274	(309)	(4.2%)
Other interest	1,247	2,876	(1,629)	(56.6%)	1,334	1,262	1,247	—	0.0%

Total interest income	175,352	180,470	(5,118)	(2.8%)	178,656	178,585	180,573	(5,221)	(2.9%)
Interest Expense
Interest on deposits	8,541	9,091	(550)	(6.0%)	9,751	10,553	12,036	(3,495)	(29.0%)
Interest on Federal funds purchased and securities sold under agreements to repurchase	410	558	(148)	(26.5%)	750	612	767	(357)	(46.5%)
Interest on other short-term funding	332	226	106	46.9%	815	1,197	1,056	(724)	(68.6%)
Interest on long-term funding	8,416	9,140	(724)	(7.9%)	11,738	11,956	12,046	(3,630)	(30.1%)

Total interest expense	17,699	19,015	(1,316)	(6.9%)	23,054	24,318	25,905	(8,206)	(31.7%)

Net Interest Income	157,653	161,455	(3,802)	(2.4%)	155,602	154,267	154,668	2,985	1.9%
Provision for loan losses	4,000	3,000	1,000	33.3%	—	—	—	4,000	N/M

Net interest income after provision for loan losses	153,653	158,455	(4,802)	(3.0%)	155,602	154,267	154,668	(1,015)	(0.7%)
Noninterest Income
Trust service fees	10,910	10,429	481	4.6%	10,396	10,125	9,787	1,123	11.5%
Service charges on deposit accounts	16,829	16,817	12	0.1%	17,290	16,768	18,042	(1,213)	(6.7%)
Card-based and other nondeposit fees	11,950	12,690	(740)	(5.8%)	12,209	12,084	10,879	1,071	9.8%
Insurance commissions	11,763	10,862	901	8.3%	11,650	12,912	11,590	173	1.5%
Brokerage and annuity commissions	3,516	3,678	(162)	(4.4%)	3,632	4,206	4,127	(611)	(14.8%)

Total core fee-based revenue	54,968	54,476	492	0.9%	55,177	56,095	54,425	543	1.0%
Mortgage banking, net	17,765	13,530	4,235	31.3%	15,581	16,735	17,654	111	0.6%
Capital market fees, net	2,583	4,243	(1,660)	(39.1%)	3,609	2,673	3,716	(1,133)	(30.5%)
Bank owned life insurance income	2,970	3,206	(236)	(7.4%)	3,290	3,164	4,292	(1,322)	(30.8%)
Asset gains (losses), net	836	(209)	1,045	N/M	(3,309)	(4,984)	(3,594)	4,430	(123.3%)
Investment securities gains, net	300	152	148	97.4%	3,506	563	40	260	N/M
Other	2,578	2,507	71	2.8%	3,134	1,705	1,913	665	34.8%

Total noninterest income	82,000	77,905	4,095	5.3%	80,988	75,951	78,446	3,554	4.5%
Noninterest Expense
Personnel expense	97,907	98,073	(166)	(0.2%)	95,231	93,819	94,281	3,626	3.8%
Occupancy	15,662	17,273	(1,611)	(9.3%)	14,334	14,008	15,179	483	3.2%
Equipment	6,167	6,444	(277)	(4.3%)	5,935	5,719	5,468	699	12.8%
Data processing	11,508	11,706	(198)	(1.7%)	11,022	11,304	9,516	1,992	20.9%
Business development and advertising	4,537	5,395	(858)	(15.9%)	5,059	5,468	5,381	(844)	(15.7%)
Other intangible amortization	1,011	1,049	(38)	(3.6%)	1,048	1,049	1,049	(38)	(3.6%)
Loan expense	3,284	3,130	154	4.9%	3,297	2,948	2,910	374	12.9%
Legal and professional fees	5,345	8,174	(2,829)	(34.6%)	7,686	5,657	9,715	(4,370)	(45.0%)
Losses other than loans	(316)	3,071	(3,387)	(110.3%)	3,577	2,060	3,550	(3,866)	(108.9%)
Foreclosure/OREO expense	2,422	3,293	(871)	(26.5%)	4,071	4,343	3,362	(940)	(28.0%)
FDIC expense	5,432	4,813	619	12.9%	5,017	4,778	4,870	562	11.5%
Other	13,956	13,907	49	0.4%	13,426	14,877	14,481	(525)	(3.6%)

Total noninterest expense	166,915	176,328	(9,413)	(5.3%)	169,703	166,030	169,762	(2,847)	(1.7%)

Income before income taxes	68,738	60,032	8,706	14.5%	66,887	64,188	63,352	5,386	8.5%
Income tax expense	21,350	13,404	7,946	59.3%	20,492	20,871	20,719	631	3.0%

Net income	47,388	46,628	760	1.6%	46,395	43,317	42,633	4,755	11.2%
Preferred stock dividends and discount	1,300	1,300	—	0.0%	1,300	1,300	1,300	—	0.0%

Net income available to common equity	$46,088	$45,328	$760	1.7%	$45,095	$42,017	$41,333	$4,755	11.5%

Earnings Per Common Share:
Basic	$0.27	$0.26	$0.01	3.8%	$0.26	$0.24	$0.24	$0.03	12.5%
Diluted	$0.27	$0.26	$0.01	3.8%	$0.26	$0.24	$0.24	$0.03	12.5%
Average Common Shares Outstanding:
Basic	168,234	170,707	(2,473)	(1.4%)	171,650	172,839	173,846	(5,612)	(3.2%)
Diluted	168,404	170,896	(2,492)	(1.5%)	171,780	172,841	173,848	(5,444)	(3.1%)

N/M = Not meaningful.

Selected Quarterly Information

Associated Banc-Corp

(in thousands, except per share, full time equivalent employee data and otherwise noted)	1st Qtr 2013	4th Qtr 2012	3rd Qtr 2012	2nd Qtr 2012	1st Qtr 2012
Summary of Operations
Net interest income	$157,653	$161,455	$155,602	$154,267	$154,668
Provision for loan losses	4,000	3,000	—	—	—
Asset gains (losses), net	836	(209)	(3,309)	(4,984)	(3,594)
Investment securities gains, net	300	152	3,506	563	40
Noninterest income (excluding securities & asset gains)	80,864	77,962	80,791	80,372	82,000
Noninterest expense	166,915	176,328	169,703	166,030	169,762
Income before income taxes	68,738	60,032	66,887	64,188	63,352
Income tax expense	21,350	13,404	20,492	20,871	20,719
Net income	47,388	46,628	46,395	43,317	42,633
Net income available to common equity	46,088	45,328	45,095	42,017	41,333
Taxable equivalent adjustment	5,090	5,221	5,268	5,254	5,303

Per Common Share Data
Net income:
Basic	$0.27	$0.26	$0.26	$0.24	$0.24
Diluted	0.27	0.26	0.26	0.24	0.24
Dividends	0.08	0.08	0.05	0.05	0.05
Market Value:
High	$15.30	$13.54	$13.79	$13.97	$14.63
Low	13.46	12.19	12.04	11.76	11.43
Close	15.19	13.12	13.16	13.19	13.96
Book value	17.13	16.97	16.82	16.59	16.32
Tier 1 common equity / share	11.22	11.08	10.89	10.66	10.46
Tangible book value	11.51	11.39	11.31	11.07	10.87

Performance Ratios (annualized)
Earning assets yield	3.52%	3.70%	3.73%	3.80%	3.85%
Interest-bearing liabilities rate	0.45	0.51	0.62	0.65	0.70
Net interest margin	3.17	3.32	3.26	3.30	3.31
Return on average assets	0.83	0.83	0.84	0.80	0.79
Return on average tangible common equity	9.81	9.15	9.32	8.87	8.85
Return on average Tier 1 common equity (1)	10.07	9.61	9.69	9.26	9.23
Efficiency ratio (2)	68.52	72.08	70.22	69.21	70.16
Effective tax rate	31.06	22.33	30.64	32.52	32.70
Dividend payout ratio (3)	29.63	30.77	19.23	20.83	20.83

Average Balances
Assets	$23,038,708	$22,461,886	$22,016,748	$21,684,600	$21,659,139
Earning assets	20,680,919	20,032,432	19,659,796	19,386,046	19,371,729
Interest-bearing liabilities	15,719,383	14,840,162	14,940,697	14,922,006	14,920,413
Loans (4)	15,448,152	15,131,102	14,916,793	14,602,602	14,310,441
Deposits	17,146,384	16,650,268	15,615,856	15,050,684	15,000,567
Short and long-term funding	2,758,923	2,638,661	3,286,943	3,566,346	3,603,700
Common stockholders’ equity	2,850,227	2,915,346	2,870,438	2,852,050	2,826,913
Stockholders’ equity	2,913,499	2,978,618	2,933,710	2,915,322	2,890,185
Average Tier 1 common equity (5)	1,856,431	1,876,686	1,850,610	1,825,441	1,801,649

At Period End
Assets	$23,277,768	$23,487,735	$22,738,354	$22,081,100	$21,913,670
Loans	15,551,562	15,411,022	14,966,214	14,698,902	14,253,725
Allowance for loan losses	286,923	297,409	315,150	332,658	356,298
Goodwill	929,168	929,168	929,168	929,168	929,168
Mortgage servicing rights, net	52,078	45,949	45,018	47,488	50,001
Other intangible assets, net	14,216	15,227	16,276	17,324	18,373
Deposits	17,421,294	16,939,865	16,450,592	15,106,871	15,653,376
Loans / deposits	89.27%	90.97%	90.98%	97.30%	91.06%
Risk weighted assets ($ in millions) (6)	16,163	16,149	15,575	15,188	14,570
Tier 1 common equity (5)	1,881,410	1,875,534	1,869,931	1,828,529	1,819,782
Stockholders’ equity / assets	12.61%	12.50%	12.98%	13.18%	13.24%
Tangible common equity / tangible assets (7)	8.64%	8.56%	8.91%	8.99%	9.01%
Tangible equity / tangible assets (8)	8.92%	8.84%	9.20%	9.29%	9.32%
Tier 1 common equity / risk-weighted assets (6)	11.64%	11.61%	12.01%	12.04%	12.49%
Tier 1 leverage ratio (6)	8.78%	8.98%	9.99%	9.95%	10.03%
Tier 1 risk-based capital ratio (6)	12.03%	12.01%	13.57%	13.64%	14.33%
Total risk-based capital ratio (6)	13.45%	13.42%	15.00%	15.08%	15.78%
Shares outstanding, end of period	167,673	169,304	171,657	171,611	173,923

Selected trend information
Average full time equivalent employees	4,841	4,915	4,965	4,951	5,045
Trust assets under management, at market value ($ in millions)	$6,913	$6,454	$6,163	$5,934	$5,983
Mortgage loans originated for sale during period	681,410	780,469	715,184	738,091	563,688
Mortgage portfolio serviced for others ($ in millions)	7,585	7,453	7,547	7,511	7,284
Mortgage servicing rights, net / Portfolio serviced for others	0.69%	0.62%	0.60%	0.63%	0.69%

(1)	Return on average Tier 1 common equity = Net income available to common equity divided by average Tier 1 common equity. This is a non-GAAP financial measure.
(2)	Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset gains, net. This is a non-GAAP financial measure.
(3)	Ratio is based upon basic earnings per common share.
(4)	Loans held for sale have been included in the average balances.
(5)	Tier 1 common equity (period end and average) is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.
(6)	March 31, 2013 data is estimated.
(7)	Tangible common equity to tangible assets = Common stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets. This is a non-GAAP financial measure.
(8)	Tangible equity to tangible assets = Stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets. This is a non-GAAP financial measure.

Selected Asset Quality Information

Associated Banc-Corp

(in thousands)	Mar 31, 2013	Dec 31, 2012	Mar 13 vs Dec 12 % Change	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Mar 13 vs Mar 12 % Change
Allowance for Loan Losses
Beginning balance	$297,409	$315,150	(5.6%)	$332,658	$356,298	$378,151	(21.4%)
Provision for loan losses	4,000	3,000	33.3%	—	—	—	N/M
Charge offs	(27,128)	(30,417)	(10.8%)	(25,030)	(30,340)	(31,259)	(13.2%)
Recoveries	12,642	9,676	30.7%	7,522	6,700	9,406	34.4%

Net charge offs	(14,486)	(20,741)	(30.2%)	(17,508)	(23,640)	(21,853)	(33.7%)

Ending balance	$286,923	$297,409	(3.5%)	$315,150	$332,658	$356,298	(19.5%)

Reserve for losses on unfunded commitments	$21,100	$21,800	(3.2%)	$19,800	$18,900	$15,600	35.3%

Net Charge Offs	Mar 31, 2013	Dec 31, 2012	Mar 13 vs Dec 12 % Change	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Mar 13 vs Mar 12 % Change
Commercial and industrial	$696	$2,630	(73.5%)	$3,831	$14,544	$3,872	(82.0%)
Commercial real estate—owner occupied	1,518	2,056	(26.2%)	(8)	1,164	415	N/M
Lease financing	(12)	754	N/M	(20)	—	(1,836)	(99.3%)

Commercial and business lending	2,202	5,440	(59.5%)	3,803	15,708	2,451	(10.2%)
Commercial real estate—investor	163	(232)	N/M	1,905	177	7,354	(97.8%)
Real estate construction	1,392	858	62.2%	(187)	558	230	N/M

Commercial real estate lending	1,555	626	148.4%	1,718	735	7,584	(79.5%)

Total commercial	3,757	6,066	(38.1%)	5,521	16,443	10,035	(62.6%)
Home equity revolving lines of credit	3,615	3,590	0.7%	4,180	2,637	5,604	(35.5%)
Home equity loans 1st liens	765	1,060	(27.8%)	1,056	778	806	(5.1%)
Home equity loans junior liens	1,957	3,421	(42.8%)	2,686	1,869	2,540	(23.0%)

Home equity	6,337	8,071	(21.5%)	7,922	5,284	8,950	(29.2%)
Installment	177	1,027	(82.8%)	324	371	101	75.2%
Residential mortgage	4,215	5,577	(24.4%)	3,741	1,542	2,767	52.3%

Total consumer	10,729	14,675	(26.9%)	11,987	7,197	11,818	(9.2%)

Total net charge offs	$14,486	$20,741	(30.2%)	$17,508	$23,640	$21,853	(33.7%)

Net Charge Offs to Average Loans (in basis points) *	Mar 31, 2013	Dec 31, 2012		Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Commercial and industrial	6	25		37	151	42
Commercial real estate—owner occupied	51	69		(0)	43	16
Lease financing	(8)	480		(13)	—	N/M

Commercial and business lending	16	40		29	126	20
Commercial real estate—investor	2	(3)		27	3	113
Real estate construction	82	54		(12)	40	16

Commercial real estate lending	18	7		20	9	96

Total commercial	17	27		25	79	50
Home equity revolving lines of credit	159	148		167	104	215
Home equity loans 1st liens	32	40		38	28	29
Home equity loans junior liens	303	486		361	240	307

Home equity	119	140		132	86	144
Installment	16	86		26	28	7
Residential mortgage	47	64		45	19	34

Total consumer	70	93		77	46	76

Total net charge offs	38	55		47	65	61

Credit Quality	Mar 31, 2013	Dec 31, 2012	Mar 13 vs Dec 12 % Change	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Mar 13 vs Mar 12 % Change
Nonaccrual loans	$225,436	$252,868	(10.8%)	$278,172	$317,872	$327,085	(31.1%)
Other real estate owned (OREO)	35,156	34,900	0.7%	36,053	40,029	34,425	2.1%

Total nonperforming assets	$260,592	$287,768	(9.4%)	$314,225	$357,901	$361,510	(27.9%)

Loans 90 or more days past due and still accruing	5,690	2,289	148.6%	2,334	5,224	2,497	127.9%
Restructured loans (accruing)	120,093	121,087	(0.8%)	135,791	122,229	120,719	(0.5%)
Allowance for loan losses / loans	1.84%	1.93%		2.11%	2.26%	2.50%
Allowance for loan losses / nonaccrual loans	127.27	117.61		113.29	104.65	108.93
Nonaccrual loans / total loans	1.45	1.64		1.86	2.16	2.29
Nonperforming assets / total loans plus OREO	1.67	1.86		2.09	2.43	2.53
Nonperforming assets / total assets	1.12	1.23		1.38	1.62	1.65
Net charge offs / average loans (annualized)	0.38	0.55		0.47	0.65	0.61
Year-to-date net charge offs / average loans	0.38	0.57		0.58	0.63	0.61
Nonaccrual loans by type:
Commercial and industrial	$33,242	$39,182	(15.2%)	$41,694	$46,111	$50,641	(34.4%)
Commercial real estate—owner occupied	23,199	24,254	(4.3%)	27,161	33,417	31,888	(27.2%)
Lease financing	2,165	3,031	(28.6%)	5,927	8,260	9,040	(76.1%)

Commercial and business lending	58,606	66,467	(11.8%)	74,782	87,788	91,569	(36.0%)
Commercial real estate—investor	56,776	58,687	(3.3%)	71,522	88,806	89,030	(36.2%)
Real estate construction	22,166	27,302	(18.8%)	31,684	36,403	36,471	(39.2%)

Commercial real estate lending	78,942	85,989	(8.2%)	103,206	125,209	125,501	(37.1%)

Total commercial	137,548	152,456	(9.8%)	177,988	212,997	217,070	(36.6%)
Home equity revolving lines of credit	15,914	20,446	(22.2%)	19,242	22,651	25,631	(37.9%)
Home equity loans 1st liens	8,626	8,717	(1.0%)	9,425	7,870	8,286	4.1%
Home equity loans junior liens	9,405	10,052	(6.4%)	9,800	11,015	10,711	(12.2%)

Home equity	33,945	39,215	(13.4%)	38,467	41,536	44,628	(23.9%)
Installment	1,762	1,838	(4.1%)	2,893	3,047	2,627	(32.9%)
Residential mortgage	52,181	59,359	(12.1%)	58,824	60,292	62,760	(16.9%)

Total consumer	87,888	100,412	(12.5%)	100,184	104,875	110,015	(20.1%)

Total nonaccrual loans	$225,436	$252,868	(10.8%)	$278,172	$317,872	$327,085	(31.1%)

*	Annualized.

N/M = Not meaningful.

Selected Asset Quality Information (continued)

Associated Banc-Corp

			Mar 13 vs Dec 12				Mar 13 vs Mar 12
(in thousands)	Mar 31, 2013	Dec 31, 2012	% Change	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	% Change
Restructured loans (accruing)
Commercial and industrial	$29,251	$28,140	3.9%	$35,015	$28,399	$25,622	14.2%
Commercial real estate—owner occupied	12,888	13,852	(7.0%)	15,706	7,115	6,926	86.1%
Lease financing	—	—	0.0%	—	—	—	0.0%

Commercial and business lending	42,139	41,992	0.4%	50,721	35,514	32,548	29.5%
Commercial real estate—investor	41,253	41,660	(1.0%)	49,249	49,325	45,845	(10.0%)
Real estate construction	5,540	4,530	22.3%	3,561	5,838	11,770	(52.9%)

Commercial real estate lending	46,793	46,190	1.3%	52,810	55,163	57,615	(18.8%)

Total commercial	88,932	88,182	0.9%	103,531	90,677	90,163	(1.4%)
Home equity revolving lines of credit	880	867	1.5%	803	759	782	12.5%
Home equity loans 1st liens	1,783	1,930	(7.6%)	1,904	2,182	2,187	(18.5%)
Home equity loans junior liens	6,893	7,171	(3.9%)	6,760	6,530	6,123	12.6%

Home equity	9,556	9,968	(4.1%)	9,467	9,471	9,092	5.1%
Installment	664	653	1.7%	672	779	999	(33.5%)
Residential mortgage	20,941	22,284	(6.0%)	22,121	21,302	20,465	2.3%

Total consumer	31,161	32,905	(5.3%)	32,260	31,552	30,556	2.0%

Total restructured loans (accruing)	$120,093	$121,087	(0.8%)	$135,791	$122,229	$120,719	(0.5%)

Restructured loans in nonaccrual loans (not included above)	$67,811	$80,590	(15.9%)	$74,251	$86,395	$79,946	(15.2%)

			Mar 13 vs Dec 12				Mar 13 vs Mar 12
Loans Past Due 30-89 Days	Mar 31, 2013	Dec 31, 2012	% Change	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	% Change
Commercial and industrial	$10,263	$11,339	(9.5%)	$3,795	$4,465	$12,643	(18.8%)
Commercial real estate—owner occupied	6,804	11,053	(38.4%)	4,843	2,125	7,532	(9.7%)
Lease financing	283	12	N/M	17	39	40	N/M

Commercial and business lending	17,350	22,404	(22.6%)	8,655	6,629	20,215	(14.2%)
Commercial real estate—investor	25,201	13,472	87.1%	8,809	12,854	8,313	203.2%
Real estate construction	2,287	3,155	(27.5%)	1,254	1,618	1,736	31.7%

Commercial real estate lending	27,488	16,627	65.3%	10,063	14,472	10,049	173.5%

Total commercial	44,838	39,031	14.9%	18,718	21,101	30,264	48.2%
Home equity revolving lines of credit	1,832	7,829	(76.6%)	9,543	7,298	10,841	(83.1%)
Home equity loans 1st liens	1,869	1,457	28.3%	1,535	3,906	2,982	(37.3%)
Home equity loans junior liens	2,848	4,252	(33.0%)	3,745	4,098	4,184	(31.9%)

Home equity	6,549	13,538	(51.6%)	14,823	15,302	18,007	(63.6%)
Installment	2,500	2,109	18.5%	1,693	1,558	2,813	(11.1%)
Residential mortgage	8,793	9,403	(6.5%)	6,878	9,836	10,114	(13.1%)

Total consumer	17,842	25,050	(28.8%)	23,394	26,696	30,934	(42.3%)

Total loans past due 30-89 days	$62,680	$64,081	(2.2%)	$42,112	$47,797	$61,198	2.4%

			Mar 13 vs Dec 12				Mar 13 vs Mar 12
Potential Problem Loans	Mar 31, 2013	Dec 31, 2012	% Change	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	% Change
Commercial and industrial	$127,367	$128,434	(0.8%)	$120,888	$121,764	$157,778	(19.3%)
Commercial real estate—owner occupied	93,098	99,592	(6.5%)	120,034	108,508	112,673	(17.4%)
Lease financing	251	264	(4.9%)	214	324	487	(48.5%)

Commercial and business lending	220,716	228,290	(3.3%)	241,136	230,596	270,938	(18.5%)
Commercial real estate—investor	101,775	107,068	(4.9%)	133,046	142,453	167,339	(39.2%)
Real estate construction	10,040	13,092	(23.3%)	18,477	23,905	27,654	(63.7%)

Commercial real estate lending	111,815	120,160	(6.9%)	151,523	166,358	194,993	(42.7%)

Total commercial	332,531	348,450	(4.6%)	392,659	396,954	465,931	(28.6%)
Home equity revolving lines of credit	450	520	(13.5%)	518	919	608	(26.0%)
Home equity loans 1st liens	—	—	0.0%	—	—	—	0.0%
Home equity loans junior liens	2,871	3,150	(8.9%)	2,825	3,254	3,833	(25.1%)

Home equity	3,321	3,670	(9.5%)	3,343	4,173	4,441	(25.2%)
Installment	99	111	(10.8%)	131	127	142	(30.3%)
Residential mortgage	7,882	8,762	(10.0%)	8,197	8,658	9,580	(17.7%)

Total consumer	11,302	12,543	(9.9%)	11,671	12,958	14,163	(20.2%)

Total potential problem loans	$343,833	$360,993	(4.8%)	$404,330	$409,912	$480,094	(28.4%)

N/M = Not meaningful.

Net Interest Income Analysis - Taxable Equivalent Basis

Associated Banc-Corp

	Three months ended March 31, 2013			Three months ended March 31, 2012
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,615,036	$50,712	3.66%	$4,828,953	$48,985	4.08%
Commercial real estate lending	3,592,509	35,864	4.04	3,187,150	34,502	4.35

Total commercial	9,207,545	86,576	3.81	$8,016,103	$83,487	4.19
Residential mortgage	3,622,455	30,481	3.37	3,239,087	30,964	3.83
Retail	2,618,152	29,381	4.53	3,055,251	35,511	4.67

Total loans	15,448,152	146,438	3.83	14,310,441	149,962	4.21
Investment securities	4,891,714	32,757	2.68	4,611,600	34,667	3.01
Other short-term investments	341,053	1,247	1.47	449,688	1,247	1.11

Investments and other	5,232,767	34,004	2.60	5,061,288	35,914	2.84

Total earning assets	20,680,919	180,442	3.52	19,371,729	185,876	3.85
Other assets, net	2,357,789			2,287,410

Total assets	$23,038,708			$21,659,139

Interest-bearing liabilities:
Savings deposits	$1,141,781	$208	0.07%	$1,029,390	$185	0.07%
Interest-bearing demand deposits	2,779,929	1,179	0.17	2,114,454	944	0.18
Money market deposits	7,044,344	3,615	0.21	5,688,567	3,558	0.25
Time deposits	1,994,406	3,539	0.72	2,484,302	7,349	1.19

Total interest-bearing deposits	12,960,460	8,541	0.27	11,316,713	12,036	0.43
Federal funds purchased and securities sold under agreements to repurchase	779,550	410	0.21	1,342,720	767	0.23
Other short-term funding	1,018,553	332	0.13	1,084,066	1,056	0.39
Total long-term funding	960,820	8,416	3.51	1,176,914	12,046	4.10

Total short and long-term funding	2,758,923	9,158	1.33	3,603,700	13,869	1.54

Total interest-bearing liabilities	15,719,383	17,699	0.45	14,920,413	25,905	0.70
Noninterest-bearing demand deposits	4,185,924			3,683,854
Other liabilities	219,902			164,687
Stockholders’ equity	2,913,499			2,890,185

Total liabilities and stockholders’ equity	$23,038,708			$21,659,139

Net interest income and rate spread (1)		$162,743	3.07%		$159,971	3.15%

Net interest margin (1)			3.17%			3.31%
Taxable equivalent adjustment		$5,090			$5,303

Net Interest Income Analysis - Taxable Equivalent Basis

Associated Banc-Corp

	Three months ended March 31, 2013			Three months ended December 31, 2012
	Average	Interest	Average	Average	Interest	Average
(in thousands)	Balance	Income / Expense	Yield / Rate	Balance	Income / Expense	Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,615,036	$50,712	3.66%	$5,431,195	$53,442	3.92%
Commercial real estate lending	3,592,509	35,864	4.04	3,451,104	35,623	4.11

Total commercial	9,207,545	86,576	3.81	$8,882,299	$89,065	3.99
Residential mortgage	3,622,455	30,481	3.37	3,485,719	30,126	3.46
Retail	2,618,152	29,381	4.53	2,763,084	31,865	4.59

Total loans	15,448,152	146,438	3.83	15,131,102	151,056	3.98
Investment securities	4,891,714	32,757	2.68	4,545,178	31,759	2.79
Other short-term investments	341,053	1,247	1.47	356,152	2,876	3.22

Investments and other	5,232,767	34,004	2.60	4,901,330	34,635	2.83

Total earning assets	20,680,919	180,442	3.52	20,032,432	185,691	3.70
Other assets, net	2,357,789			2,429,454

Total assets	$23,038,708			$22,461,886

Interest-bearing liabilities:
Savings deposits	$1,141,781	$208	0.07%	$1,129,983	$225	0.08%
Interest-bearing demand deposits	2,779,929	1,179	0.17	2,236,826	954	0.17
Money market deposits	7,044,344	3,615	0.21	6,797,306	4,103	0.24
Time deposits	1,994,406	3,539	0.72	2,037,386	3,809	0.74

Total interest-bearing deposits	12,960,460	8,541	0.27	12,201,501	9,091	0.30
Federal funds purchased and securities sold under agreements to repurchase	779,550	410	0.21	984,869	558	0.23
Other short-term funding	1,018,553	332	0.13	550,137	226	0.16
Total long-term funding	960,820	8,416	3.51	1,103,655	9,140	3.31

Total short and long-term funding	2,758,923	9,158	1.33	2,638,661	9,924	1.50

Total interest-bearing liabilities	15,719,383	17,699	0.45	14,840,162	19,015	0.51
Noninterest-bearing demand deposits	4,185,924			4,448,767
Other liabilities	219,902			194,339
Stockholders’ equity	2,913,499			2,978,618

Total liabilities and stockholders’ equity	$23,038,708			$22,461,886

Net interest income and rate spread (1)		$162,743	3.07%		$166,676	3.19%

Net interest margin (1)			3.17%			3.32%
Taxable equivalent adjustment		$5,090			$5,221

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.
(2)	Nonaccrual loans and loans held for sale have been included in the average balances.
(3)	Interest income includes net loan fees.

Financial Summary and Comparison

Associated Banc-Corp

			Mar 13 vs Dec 12				Mar 13 vs Mar 12
Period End Loan Composition	Mar 31, 2013	Dec 31, 2012	% Change	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	% Change
Commercial and industrial	$4,651,143	$4,502,021	3.3%	$4,265,356	$4,076,370	$3,719,016	25.1%
Commercial real estate—owner occupied	1,199,513	1,219,747	(1.7%)	1,197,517	1,116,815	1,074,755	11.6%
Lease financing	57,908	64,196	(9.8%)	60,818	62,750	61,208	(5.4%)

Commercial and business lending	5,908,564	5,785,964	2.1%	5,523,691	5,255,935	4,854,979	21.7%
Commercial real estate—investor	2,900,167	2,906,759	(0.2%)	2,787,158	2,810,521	2,664,251	8.9%
Real estate construction	729,145	655,381	11.3%	611,186	612,556	565,953	28.8%

Commercial real estate lending	3,629,312	3,562,140	1.9%	3,398,344	3,423,077	3,230,204	12.4%

Total commercial	9,537,876	9,348,104	2.0%	8,922,035	8,679,012	8,085,183	18.0%
Home equity revolving lines of credit	904,187	936,065	(3.4%)	988,800	1,009,634	1,031,974	(12.4%)
Home equity loans 1st liens	940,017	1,013,757	(7.3%)	1,079,075	1,116,093	1,146,651	(18.0%)
Home equity loans junior liens	254,203	269,672	(5.7%)	289,025	303,867	323,145	(21.3%)

Total home equity	2,098,407	2,219,494	(5.5%)	2,356,900	2,429,594	2,501,770	(16.1%)
Installment	447,445	466,727	(4.1%)	482,451	510,831	537,628	(16.8%)
Residential mortgage	3,467,834	3,376,697	2.7%	3,204,828	3,079,465	3,129,144	10.8%

Total consumer	6,013,686	6,062,918	(0.8%)	6,044,179	6,019,890	6,168,542	(2.5%)

Total loans	$15,551,562	$15,411,022	0.9%	$14,966,214	$14,698,902	$14,253,725	9.1%

Period End Deposit and Customer Funding Composition	Mar 31, 2013	Dec 31, 2012	Mar 13 vs Dec 12 % Change	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Mar 13 vs Mar 12 % Change
Noninterest-bearing demand	$4,453,109	$4,759,556	(6.4%)	$4,320,437	$3,874,429	$3,989,156	11.6%
Savings	1,197,134	1,109,861	7.9%	1,115,783	1,117,593	1,098,975	8.9%
Interest-bearing demand	2,966,934	2,554,479	16.1%	2,230,740	2,078,037	2,040,900	45.4%
Money market	6,836,678	6,518,075	4.9%	6,682,640	5,822,449	6,176,981	10.7%
Brokered CDs	49,919	26,270	90.0%	33,612	41,104	46,493	7.4%
Other time	1,917,520	1,971,624	(2.7%)	2,067,380	2,173,259	2,300,871	(16.7%)

Total deposits	17,421,294	16,939,865	2.8%	16,450,592	15,106,871	15,653,376	11.3%
Customer repo sweeps	617,038	564,038	9.4%	600,225	592,203	635,697	(2.9%)
Customer repo term	4,882	115,032	(95.8%)	448,782	619,897	509,332	(99.0%)

Total customer funding	621,920	679,070	(8.4%)	1,049,007	1,212,100	1,145,029	(45.7%)

Total deposits and customer funding	$18,043,214	$17,618,935	2.4%	$17,499,599	$16,318,971	$16,798,405	7.4%

Network transaction deposits included above in interest-bearing demand and money market	2,054,714	1,684,745	22.0%	1,740,434	1,234,010	1,171,679	75.4%
Brokered CDs	49,919	26,270	90.0%	33,612	41,104	46,493	7.4%

Total network and brokered funding	2,104,633	1,711,015	23.0%	1,774,046	1,275,114	1,218,172	72.8%

Net customer deposits and funding (1)	15,938,581	15,907,920	0.2%	15,725,553	15,043,857	15,580,233	2.3%

(1)	Total deposits and customer funding excluding total network and brokered funding.

Average Loan Composition	Mar 31, 2013	Dec 31, 2012	Mar 13 vs Dec 12 % Change	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Mar 13 vs Mar 12 % Change
Commercial and industrial	$4,358,486	$4,182,852	4.2%	$4,110,122	$3,862,439	$3,700,967	17.8%
Commercial real estate—owner occupied	1,196,912	1,185,846	0.9%	1,103,988	1,092,326	1,068,694	12.0%
Lease financing	59,638	62,497	(4.6%)	60,959	61,936	59,292	0.6%

Commercial and business lending	5,615,036	5,431,195	3.4%	5,275,069	5,016,701	4,828,953	16.3%
Commercial real estate—investor	2,899,930	2,821,023	2.8%	2,832,447	2,755,943	2,621,340	10.6%
Real estate construction	692,579	630,081	9.9%	607,773	564,243	565,810	22.4%

Commercial real estate lending	3,592,509	3,451,104	4.1%	3,440,220	3,320,186	3,187,150	12.7%

Total commercial	9,207,545	8,882,299	3.7%	8,715,289	8,336,887	8,016,103	14.9%
Home equity revolving lines of credit	922,084	962,263	(4.2%)	995,156	1,018,512	1,049,112	(12.1%)
Home equity loans 1st liens	976,466	1,047,207	(6.8%)	1,097,394	1,135,391	1,125,849	(13.3%)
Home equity loans junior liens	262,193	280,051	(6.4%)	296,021	313,661	332,287	(21.1%)

Total home equity	2,160,743	2,289,521	(5.6%)	2,388,571	2,467,564	2,507,248	(13.8%)
Installment	457,409	473,563	(3.4%)	492,721	524,278	548,003	(16.5%)
Residential mortgage	3,622,455	3,485,719	3.9%	3,320,212	3,273,873	3,239,087	11.8%

Total consumer	6,240,607	6,248,803	(0.1%)	6,201,504	6,265,715	6,294,338	(0.9%)

Total loans	$15,448,152	$15,131,102	2.1%	$14,916,793	$14,602,602	$14,310,441	8.0%

Average Deposit Composition	Mar 31, 2013	Dec 31, 2012	Mar 13 vs Dec 12 % Change	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012	Mar 13 vs Mar 12 % Change
Noninterest-bearing demand	$4,185,924	$4,448,767	(5.9%)	$3,962,102	$3,695,024	$3,683,854	13.6%
Savings	1,141,781	1,129,983	1.0%	1,117,194	1,109,609	1,029,390	10.9%
Interest-bearing demand	2,779,929	2,236,826	24.3%	2,136,280	2,105,440	2,114,454	31.5%
Money market	7,044,344	6,797,306	3.6%	6,240,596	5,860,043	5,688,567	23.8%
Time deposits	1,994,406	2,037,386	(2.1%)	2,159,684	2,280,568	2,484,302	(19.7%)

Total deposits	$17,146,384	$16,650,268	3.0%	$15,615,856	$15,050,684	$15,000,567	14.3%